UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 11/29/2013

Item 1.  Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/29/13*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index	MSCI EAFE Index
1-Year	24.52%	17.36%	18.24%	24.84%
5-Year	18.10	16.71	13.87	13.42
10-Year	9.99	9.34	8.26	7.56

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2013.

2         OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 24.52% during the reporting period. On a relative basis, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 18.24%. The Fund outperformed the Index in nine out of ten sectors, led by materials, information technology and industrials. An underweight position in the financials sector was the sole underperformer for the Fund relative to the Index.

MARKET OVERVIEW

Global equities, especially those in the developed markets, continued to deliver strong performance. Accommodative monetary policies on the part of central banks in Europe, the U.S., and Japan, combined with supportive equity valuations relative to bonds, have been instrumental in this performance. While concerns remain in Europe, the Eurozone officially exited a recession during the reporting period, and the region began to show the first signs of a recovery. Signs that the world’s largest economy, the U.S., was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. Mid-year, comments from the Federal Reserve suggesting the aggressive quantitative easing (QE) policy would be “tapered” in the foreseeable future led to significant sell-offs in both stocks and bonds.

Many concerns still abound, as they always do. Currently, worries around Europe, the fragility of the recovery in the U.S., the potential success or lack thereof of Prime Minister Shinzo Abe’s stimulus policies in Japan (commonly referred to as “Abenomics”), and a permanent slowdown in China’s

3         OPPENHEIMER INTERNATIONAL GROWTH FUND

growth are all top of mind. Our focus remains on the long term. While temporary perturbations in currency markets or asset markets lead others to reconsider their investment stances, we remain solidly concentrated on the characteristics and trends that allow the companies in which we invest in to thrive in a myriad of environments. As long as the economics of their businesses are robust and the price we are paying for them, in our view, undervalues current earnings and significantly discounts future prospects, we are undisturbed.

FUND REVIEW

During the period, the strongest performing holding of the Fund was BT Group plc. BT Group, the Fund’s largest holding at period end, is a fully integrated telecom service provider in the United Kingdom. The company continued improving its operations, and rolling out an attractive broadband “triple play” offering across the U.K. Additionally, a new package offering, BT Sport, is off to a promising start, attracting new customers at a high rate.

Also contributing to performance were United Internet AG, Aalberts Industries NV and YOOX SpA. United Internet is a leading European provider of internet services, including internet access (Germany) and applications (pan-European). The company has grown nicely via its subscription, application, and data management businesses. We believe this can continue. Aalberts, based in the Netherlands, produces, sources, installs and maintains flow control systems. During the reporting period, Aalberts experienced strong growth in revenue and made several acquisitions. The company has benefited from being the leading consolidator among its competitors in a very fragmented market. With every rollup acquisition, which it funds from internal cash flow, its reach, scale and cost efficiencies increase and the value proposition it offers to clients improves. Italy-based YOOX is one of the leading global Internet retailing partners for fashion and design brands. The company has benefited from having a leading position in the fast-growing online luxury retail market.

While detractors from performance were limited during the reporting period, the most significant were Aggreko plc and Saipem SpA. Aggreko, based in the U.K., specializes in mobile power generation. The company operates globally, with significant opportunities coming from developing markets where rapidly growing power demand surpasses existing generation capacity. At the beginning of the period, Aggreko’s stock was hurt by news of disappointing contract wins. We view this as a temporary situation and believe the company’s long-term drivers are still in place. Saipem, based in Italy, is a contractor in the oil and gas industry, specializing in oil and gas related activities in remote and deepwater areas. Saipem’s stock price declined sharply over the first half of the period after the company announced it expected a loss for 2013.

4	OPPENHEIMER INTERNATIONAL GROWTH FUND

STRATEGY & OUTLOOK

We continue to seek to invest in companies that may benefit from long-term secular growth trends, that have significant and durable competitive advantages, and that have the financial flexibility to increase their relative market position vis-à-vis their competitors during downtrends in the business cycle.

At period end, the Fund maintained its largest exposure to European-based companies. Europe seems to be making progress, with capital now being raised in the banking

George R. Evans, CFA
Portfolio Manager

system there. That has been one element of recovery which has been absent until recently in continental Europe despite the U.S. having taken such steps four or more years ago. Cleaning up the banks may provide a turning point of sorts for European economies. The peripheral economies still have issues, but things do not seem to be getting worse. Valuations across Europe do embed large expectations. Despite investor’s concerns and aversion to Europe, it may well be the place where global investors find the most bang for their buck as the financial crisis gets ever more and more distant.

Robert B. Dunphy, CFA
Portfolio Manager

5	OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

BT Group plc, Cl. A	2.6%
SAP AG	1.9
Aalberts Industries NV	1.6
Roche Holding AG	1.5
Aryzta AG	1.4
Hoya Corp.	1.4
James Hardie Industries plc	1.3
Bunzl plc	1.3
Diageo plc	1.3
Amadeus IT Holding SA, Cl. A	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	27.1%
Switzerland	12.0
France	12.0
Netherlands	8.3
Germany	5.8
Japan	5.6
Spain	5.0
United States	5.0
Italy	4.2
Sweden	2.9

Portfolio holdings and allocation are subject to change. Percentages are as of November 29, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 29, 2013, and are based on the total market value of investments.

*November 29, 2013, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

6	OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/29/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	24.52%	18.10%	9.99%
Class B (IGRWX)	3/25/96	23.56%	17.18%	9.48%
Class C (OIGCX)	3/25/96	23.64%	17.22%	9.18%
Class I (OIGIX)	3/29/12	25.14%	18.30%*	N/A
Class N (OIGNX)	3/1/01	24.23%	17.79%	9.69%
Class Y (OIGYX)	9/7/05	24.91%	18.62%	8.82%*
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/29/13
	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	17.36%	16.71%	9.34%
Class B (IGRWX)	3/25/96	18.56%	16.96%	9.48%
Class C (OIGCX)	3/25/96	22.64%	17.22%	9.18%
Class I (OIGIX)	3/29/12	25.14%	18.30% *	N/A
Class N (OIGNX)	3/1/01	23.23%	17.79%	9.69%
Class Y (OIGYX)	9/7/05	24.91%	18.62%	8.82% *

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index and the MSCI EAFE Index. The MSCI AC World ex-U.S. Index is designed to measure the

7	OPPENHEIMER INTERNATIONAL GROWTH FUND

equity market performance of developed and emerging markets and excludes the U.S. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund has changed its benchmark from the MSCI EAFE Index to the MSCI AC World ex-U.S. Index, which it believes is a more appropriate measure of the Fund’s performance. The indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 29, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value June 1, 2013	Ending Account Value November 29, 2013	Expenses Paid During 6 Months Ended November 29, 2013
Class A	$1,000.00	$1,124.00	$6.16
Class B	1,000.00	1,119.80	10.14
Class C	1,000.00	1,119.70	10.14
Class I	1,000.00	1,126.80	3.77
Class N	1,000.00	1,122.60	7.43
Class Y	1,000.00	1,125.40	4.89
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.15	5.86
Class B	1,000.00	1,015.41	9.64
Class C	1,000.00	1,015.41	9.64
Class I	1,000.00	1,021.39	3.58
Class N	1,000.00	1,017.95	7.07
Class Y	1,000.00	1,020.34	4.64

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 29, 2013 are as follows:

Class	Expense Ratios
Class A	1.16%
Class B	1.91
Class C	1.91
Class I	0.71
Class N	1.40
Class Y	0.92

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 29, 2013*

	Shares	Value
Common Stocks—96.4%
Consumer Discretionary—19.7%
Automobiles—1.1%
Bayerische Motoren Werke (BMW) AG	1,229,274	$141,189,428
Diversified Consumer Services—1.5%
Benesse Holdings, Inc.	2,528,982	97,238,811
Dignity plc[1]	4,597,873	100,689,689

		197,928,500
Hotels, Restaurants & Leisure—3.1%
Carnival Corp.	3,949,540	142,617,889
Domino’s Pizza Group plc[1]	13,699,467	123,021,643
William Hill plc	23,621,704	148,868,365

		414,507,897
Household Durables—1.1%
SEB SA	1,504,957	140,577,177
Internet & Catalog Retail—1.9%
Ctrip.com International Ltd., ADR[2]	2,052,620	98,074,184
Yoox SpA[1,2]	3,747,784	158,555,086

		256,629,270
Leisure Equipment & Products—0.1%
Nintendo Co. Ltd.	105,219	13,499,106
Media—2.8%
British Sky Broadcasting Group plc	6,728,820	90,185,155
Grupo Televisa SAB, Sponsored ADR	1,017,630	31,047,891
Liberty Global plc, Cl. A2	479,474	41,143,664
Liberty Global plc, Series C2	358,027	29,161,299
SES, FDR	4,851,440	143,694,711
Zee Entertainment Enterprises Ltd.	8,197,109	34,119,159

		369,351,879
Multiline Retail—1.2%
Dollarama, Inc.	1,918,517	154,803,603
Specialty Retail—1.3%
Industria de Diseno Textil SA (Inditex)	1,072,660	170,818,746
Textiles, Apparel & Luxury Goods—5.6%
Burberry Group plc	5,900,551	147,437,138
Cie Financiere Richemont SA	1,275,943	129,181,129
Kering	651,290	144,403,811
Luxottica Group SpA	1,478,431	78,280,475

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
LVMH Moet Hennessy Louis Vuitton SA	727,360	$136,671,774
Swatch Group AG (The)	165,940	108,560,687

		744,535,014
Consumer Staples—11.5%
Beverages—4.1%
C&C Group plc	12,045,939	72,728,584
Diageo plc	5,512,389	175,744,610
Heineken NV	2,247,816	152,617,305
Pernod-Ricard SA	1,169,702	132,455,364

		533,545,863
Food & Staples Retailing—0.9%
CP ALL PCL	92,192,100	116,938,401
Food Products—4.5%
Aryzta AG2	2,527,065	188,295,024
Barry Callebaut AG2	128,426	146,465,957
DANONE SA	1,853,740	134,383,102
Unilever plc	3,262,210	131,683,410

		600,827,493
Household Products—1.1%
Reckitt Benckiser Group plc	1,744,081	139,817,304
Personal Products—0.2%
L’Oreal SA	188,483	31,494,315
Tobacco—0.7%
Swedish Match AB	2,767,672	86,020,475
Energy—5.0%
Energy Equipment & Services—2.4%
Hunting plc	805,759	10,515,533
Saipem SpA	4,408,640	98,921,948
Schoeller- Bleckmann Oilfield Equipment AG1	804,134	84,460,540
Technip SA	1,244,022	124,232,966

		318,130,987
Oil, Gas & Consumable Fuels—2.6%
BG Group plc	6,818,667	139,025,234
Cairn Energy plc[2]	15,944,045	71,666,808
Koninklijke Vopak NV	2,279,837	136,360,315

		347,052,357
Financials—5.0%
Capital Markets—3.1%
BinckBank NV	3,717,550	38,078,901
ICAP plc	24,865,295	168,486,140
Tullett Prebon plc	10,749,054	58,844,589
UBS AG2	7,044,746	133,899,548

		399,309,178

11	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Commercial Banks—0.7%
ICICI Bank Ltd., Sponsored ADR	2,549,640	$91,430,090
Insurance—1.1%
Prudential plc	6,878,894	146,980,481
Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp. Ltd.	772,602	10,228,079
Health Care—9.3%
Biotechnology—2.4%
CSL Ltd.	2,221,500	139,014,139
Grifols SA	3,592,879	164,027,573

		303,041,712
Health Care Equipment & Supplies—3.8%
DiaSorin SpA[1]	2,869,019	137,051,495
Essilor International SA	1,165,166	122,071,387
Sonova Holding AG2	1,128,205	156,987,536
William Demant Holding[2]	922,313	86,152,131

		502,262,549
Health Care Providers & Services—1.0%
Sonic Healthcare Ltd.	8,686,506	131,161,163
Health Care Technology—0.3%
CompuGroup Medical AG	1,711,493	42,546,962
Life Sciences Tools & Services—0.0%
Tyrian Diagnostics Ltd.[1,2]	119,498,536	108,869
Pharmaceuticals—1.8%
Galenica AG	42,094	41,721,165
Novogen Ltd.[1,2]	8,330,223	1,707,467
Oxagen Ltd.[2,3]	214,287	10,619
Roche Holding AG	696,177	193,640,920

		237,080,171
Industrials—20.5%
Aerospace & Defense—2.7%
Embraer SA	12,603,746	97,869,078
European Aeronautic Defence & Space Co.	1,993,263	141,260,942
Rolls-Royce Holdings plc[2]	5,704,390	115,048,133

		354,178,153
Air Freight & Couriers—0.1%
Royal Mail plc[2]	1,362,550	12,377,731
Commercial Services & Supplies—2.3%
Aggreko plc	3,746,540	98,286,895
Edenred	1,587,050	57,173,936
Prosegur Compania de Seguridad SA	23,076,814	146,394,684

		301,855,515

	Shares	Value
Construction & Engineering—2.5%
Koninklijke Boskalis Westminster NV	3,151,874	$156,978,149
Leighton Holdings Ltd.	5,682,390	84,067,548
Outotec OYJ	1,370,624	13,941,289
Trevi Finanziaria Industriale SpA[1]	8,996,150	78,158,796

		333,145,782
Electrical Equipment—3.7%
ABB Ltd.[2]	5,351,122	136,806,645
Legrand SA	2,446,760	134,870,457
Nidec Corp.	846,685	81,876,657
Schneider Electric SA	1,659,440	140,035,577

		493,589,336
Machinery—4.0%
Aalberts Industries NV1	7,035,151	214,066,774
Atlas Copco AB, Cl. A	4,950,644	137,744,098
FANUC Corp.	258,800	43,617,139
Weir Group plc (The)	3,862,303	135,363,906

		530,791,917
Professional Services—1.7%
Experian plc	7,057,929	130,181,033
Intertek Group plc	1,963,270	97,403,480

		227,584,513
Trading Companies & Distributors—3.5%
Brenntag AG	815,202	144,573,312
Bunzl plc	7,745,616	175,776,874
Wolseley plc	2,642,858	142,211,429

		462,561,615
Information Technology—15.5%
Communications Equipment—1.2%
Telefonaktiebolaget LM Ericsson, Cl. B	12,835,751	160,515,250
Computers & Peripherals—1.1%
Gemalto NV	1,271,275	143,234,393
Electronic Equipment, Instruments, & Components—3.0%
Hoya Corp.	6,653,710	179,748,791
Keyence Corp.	377,521	151,821,549
Omron Corp.	1,302,218	53,645,439

		385,215,779
Internet Software & Services—2.9%
Telecity Group plc	7,745,409	88,895,092
United Internet AG	4,338,927	174,013,762
Yahoo Japan Corp.	23,060,800	111,399,590

		374,308,444
IT Services—1.4%
Amadeus IT Holding SA, Cl. A	4,698,822	175,706,295

12	OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

IT Services (Continued)
Infosys Ltd.	360,672	$19,374,813
		195,081,108

Semiconductors & Semiconductor Equipment—1.1%
ARM Holdings plc	8,698,120	144,581,888

Software—4.8%
Aveva Group plc	1,993,904	72,694,635

Dassault Systemes SA	1,173,150	134,551,886

Sage Group plc (The)	15,083,326	85,992,493

SAP AG	3,068,930	254,054,535

Temenos Group AG1	3,065,501	80,980,523

		628,274,072

Materials—4.8%

Chemicals—3.4%
Essentra plc[1]	13,080,031	175,138,159

Orica Ltd.	655,583	13,816,463

Sika AG	42,306	138,921,135

Syngenta AG	310,922	121,870,253

		449,746,010

Construction Materials—1.4%
James Hardie Industries plc	15,535,900	177,151,377

Telecommunication Services—4.4%

Diversified Telecommunication Services—4.4%
BT Group plc, Cl. A	54,939,115	335,442,975

Inmarsat plc	11,295,667	128,051,697

Ziggo NV	2,346,459	100,384,612

		563,879,284

Utilities—0.7%

Energy Traders—0.7%
APR Energy plc[1]	5,134,054	86,991,652

Total Common Stocks (Cost $9,160,947,807)		12,666,880,888

	Units	Value
Rights, Warrants and Certificates—0.0%
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[1,2,3]	126,666	$11,400

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1,2]	1,118,385	391,435

Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13[1,2]	11,949,853	5,443

Total Rights, Warrants and Certificates (Cost $264,716)		408,278

	Shares
Investment Company—3.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[1,4](Cost $443,187,500)	443,187,500	443,187,500

Total Investments,at Value (Cost $9,604,400,023)	99.8%	13,110,476,666

Assets in Excess of Other Liabilities	0.2	27,694,955

Net Assets	100.0%	$13,138,171,621

Footnotes to Statement of Investments

* November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD    Australian Dollar

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 29, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units November 30, 2012	Gross Additions	Gross Reductions	Shares/Units November 29, 2013
Aalberts Industries NV	6,348,447	686,704	—	7,035,151
APR Energy plc	4,216,602	917,452	—	5,134,054
Ceres, Inc.	1,262,894	—	1,262,894	—

13	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Shares/Units November 30, 2012	Gross Additions		Gross Reductions		Shares/Units November 29, 2013
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[a]	126,666	—		—		126,666
DiaSorin SpA	1,531,460	1,337,559		—		2,869,019
Dignity plc	3,819,982	777,891	[b]	—		4,597,873
Domino’s Pizza Group plc	8,982,012	4,717,455		—		13,699,467
Essentra plc (formally Filtrona plc)	12,296,420	2,368,211	[b]	1,584,600		13,080,031
MEI Pharma, Inc.	2,480,849	—		2,480,849	[b]	—
MEI Pharma, Inc.	—	413,474	[b]	413,474		—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[a]	1,118,385	—		—		1,118,385
Novogen Ltd.	8,330,223	—		—		8,330,223
Oppenheimer Institutional Money Market Fund, Cl. E	206,196,290	2,909,503,088		2,672,511,878		443,187,500
Ortivus AB, Cl. A	29,828	—		29,828		—
Ortivus AB, Cl. B	1,883,694	—		1,883,694		—
Phoenix Mecano AG	65,025	—		65,025		—
Schoeller-Bleckmann Oilfield Equipment AG	461,198	342,936		—		804,134
Temenos Group AGa	4,308,059	637,881		1,880,439		3,065,501
Trevi Finanziaria Industriale SpA	7,275,059	1,721,091		—		8,996,150
Tyrian Diagnostics Ltd.	119,498,536	—		—		119,498,536
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	11,949,853	—		—		11,949,853
Yoox SpA	2,444,500	1,303,284		—		3,747,784

		Value		Income		Realized Gain (Loss)
Aalberts Industries NV		$214,066,774		$3,164,756	[c]	$—
APR Energy plc		86,991,652		798,477		—
Ceres, Inc.		—		—		(16,619,826)
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[a]		—	[d]	—		—
DiaSorin SpA		137,051,495		2,535,054		—
Dignity plc		100,689,689		—		—
Domino’s Pizza Group plc		123,021,643		2,671,058		—
Essentra plc (formally Filtrona plc)		175,138,159		2,696,379	[c]	4,370,130
MEI Pharma, Inc.		—		—		—
MEI Pharma, Inc.		—		—		(13,837,362)
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/11/17[a]		—	[d]	—		—
Novogen Ltd.		1,707,467		—		—
Oppenheimer Institutional Money Market Fund, Cl. E		443,187,500		452,232		—
Ortivus AB, Cl. A		—		—		(5,674)

14	OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments (Continued)

	Value		Income	Realized Gain (Loss)
Ortivus AB, Cl. B	$—		$—	$(10,095,713)
Phoenix Mecano AG	—		—	(890,515)
Schoeller-Bleckmann Oilfield Equipment AG	84,460,540		864,724	—
Temenos Group AGa	—	[d]	1,382,242	(8,639,589)
Trevi Finanziaria Industriale SpA	78,158,796		1,278,827	—
Tyrian Diagnostics Ltd.	108,869		—	—
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	5,443		—	—
Yoox SpA	158,555,086		—	—
	$1,603,143,113		$15,843,749	$(45,718,549)

a. No longer an affiliate as of November 29, 2013.

b. All or a portion is the result of a corporate action.

c. All or a portion of the transitions were the result of non-cash dividends.

d. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of November 29, 2013 was $22,019, which represents less than 0.005% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	9/5/07	$—	$11,400	$11,400
Oxagen Ltd.	12/20/00	2,210,700	10,619	(2,200,081)
		$2,210,700	$22,019	$(2,188,681)

4. Rate shown is the 7-day yield as of November 29, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$3,547,233,757	27.1%
Switzerland	1,577,330,522	12.0
France	1,576,616,463	12.0
Netherlands	1,082,981,391	8.3
Germany	756,377,999	5.8
Japan	732,847,082	5.6
Spain	656,947,298	5.0
United States	656,513,187	5.0
Italy	550,967,800	4.2
Sweden	384,279,823	2.9
Australia	369,881,092	2.8
Ireland	249,879,961	1.9
India	155,152,141	1.3
Canada	154,803,603	1.2
Jersey, Channel Islands	130,181,033	1.0
Thailand	116,938,401	0.9

15	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Geographic Holdings (Continued)	Value	Percent
China	$98,074,184	0.7%
Brazil	97,869,078	0.7
Denmark	86,152,131	0.7
Austria	84,460,540	0.6
Mexico	31,047,891	0.2
Finland	13,941,289	0.1
Total	$13,110,476,666	100.0%

See accompanying Notes to Financial Statements.

16	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 29, 2013[1]

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $8,446,995,225)	$11,507,333,553
Affiliated companies (cost $1,157,404,798)	1,603,143,113
13,110,476,666
Receivables and other assets:
Shares of beneficial interest sold	50,710,438
Dividends	19,454,496
Other	294,853
Total assets	13,180,936,453
Liabilities
Bank overdraft	2,460
Payables and other liabilities:
Investments purchased	19,717,794
Shares of beneficial interest redeemed	18,914,183
Transfer and shareholder servicing agent fees	2,095,427
Distribution and service plan fees	941,863
Trustees’ compensation	510,894
Shareholder communications	189,627
Other	392,584
Total liabilities	42,764,832
Net Assets	$13,138,171,621

Composition of Net Assets
Paid-in capital	$9,683,795,892
Accumulated net investment income	109,240,467
Accumulated net realized loss on investments and foreign currency transactions	(161,283,259)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,506,418,521
Net Assets	$13,138,171,621

17	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,903,101,802 and 104,215,173 shares of beneficial interest outstanding)	$37.45
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$39.73

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,299,843 and 878,752 shares of beneficial interest outstanding)	$35.62

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $368,339,964 and 10,363,731 shares of beneficial interest outstanding)	$35.54

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,870,889,572 and 50,016,011 shares of beneficial interest outstanding)	$37.41

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $272,618,995 and 7,406,287 shares of beneficial interest outstanding)	$36.81

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $6,691,921,445 and 179,191,835 shares of beneficial interest outstanding)	$37.35

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 29, 2013[1]

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $14,096,880)	$207,707,883
Affiliated companies (net of foreign withholding taxes of $961,278)	15,843,749
Interest	17
Other income	21,867
Total investment income	223,573,516
Expenses
Management fees	66,933,872
Distribution and service plan fees:
Class A	7,566,336
Class B	312,579
Class C	2,662,792
Class N	1,057,941
Transfer and shareholder servicing agent fees:
Class A	7,767,437
Class B	98,889
Class C	616,345
Class I	288,253
Class N	566,866
Class Y	11,193,575
Shareholder communications:
Class A	608,157
Class B	15,813
Class C	42,875
Class I	3,179
Class N	10,941
Class Y	542,877
Custodian fees and expenses	928,377
Trustees’ compensation	206,640
Other	521,265
Total expenses	101,945,009
Less waivers and reimbursements of expenses	(812,089)
Net expenses	101,132,920
Net Investment Income	122,440,596
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	237,018,275
Affiliated companies	(45,718,549)
Foreign currency transactions	(1,078,602)
Net realized gain	190,221,124

19	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss) Continued
Net change in unrealized appreciation/depreciation on:
Investments	$1,813,803,046
Translation of assets and liabilities denominated in foreign currencies	50,324,216
Net change in unrealized appreciation/depreciation	1,864,127,262
Net Increase in Net Assets Resulting from Operations	$2,176,788,982

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 29, 2013[1]	Year Ended November 30, 2012
Operations
Net investment income	$122,440,596	$91,620,358
Net realized gain (loss)	190,221,124	(162,194,414)
Net change in unrealized appreciation/depreciation	1,864,127,262	1,015,464,374
Net increase in net assets resulting from operations	2,176,788,982	944,890,318
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(28,313,862)	(12,456,178)
Class B	(70,269)	—
Class C	(907,873)	—
Class I	(1,742,830)	—
Class N	(1,415,862)	(633,313)
Class Y	(64,590,928)	(40,044,478)
	(97,041,624)	(53,133,969)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	880,597,437	451,193,748
Class B	(8,153,052)	(11,457,746)
Class C	107,231,802	(10,784,590)
Class I	1,574,830,717	94,791,296
Class N	69,894,875	24,523,758
Class Y	1,158,187,341	833,295,806
	3,782,589,120	1,381,562,272
Net Assets
Total increase	5,862,336,478	2,273,318,621
Beginning of period	7,275,835,143	5,002,516,522

End of period (including accumulated net investment income of $109,240,467 and $84,887,218, respectively)	$13,138,171,621	$7,275,835,143

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

21	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$30.43	$26.43	$25.75	$24.27	$17.02
Income (loss) from investment operations:
Net investment income[2]	0.36	0.35	0.23	0.18	0.18
Net realized and unrealized gain	7.02	3.85	0.59	1.45	7.28
Total from investment operations	7.38	4.20	0.82	1.63	7.46
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.20)	(0.14)	(0.15)	(0.21)
Net asset value, end of period	$37.45	$30.43	$26.43	$25.75	$24.27

Total Return, at Net Asset Value[3]	24.52%	16.06%	3.16%	6.77%	44.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,903,102	$2,388,159	$1,663,354	$1,554,785	$1,266,608
Average net assets (in thousands)	$3,048,384	$1,762,405	$1,730,811	$1,474,415	$960,876
Ratios to average net assets:[4]
Net investment income	1.05%	1.25%	0.83%	0.73%	0.91%
Total expenses[5]	1.21%	1.45%	1.36%	1.39%	1.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.28%	1.32%	1.34%	1.34%
Portfolio turnover rate	12%	15%	19%	23%	13%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%
Year Ended November 30, 2010	1.39%
Year Ended November 30, 2009	1.46%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class B	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$28.89	$25.09	$24.51	$23.14	$16.16
Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.14	0.01	(0.02)	0.03
Net realized and unrealized gain	6.69	3.66	0.57	1.39	6.95
Total from investment operations	6.79	3.80	0.58	1.37	6.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	0.00	0.00	0.00
Net asset value, end of period	$35.62	$28.89	$25.09	$24.51	$23.14

Total Return, at Net Asset Value[3]	23.56%	15.15%	2.37%	5.92%	43.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,300	$32,852	$39,319	$55,020	$77,565
Average net assets (in thousands)	$31,491	$35,472	$51,183	$67,453	$68,562
Ratios to average net assets:[4]
Net investment income (loss)	0.30%	0.53%	0.04%	(0.07)%	0.16%
Total expenses[5]	2.04%	2.30%	2.35%	2.41%	2.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.98%	2.07%	2.13%	2.13%	2.13%
Portfolio turnover rate	12%	15%	19%	23%	13%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%
Year Ended November 30, 2010	2.41%
Year Ended November 30, 2009	2.52%

See accompanying Notes to Financial Statements.

23	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$28.87	$25.07	$24.47	$23.10	$16.15
Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	0.14	0.03	(0.01)	0.03
Net realized and unrealized gain	6.71	3.66	0.57	1.38	6.94
Total from investment operations	6.80	3.80	0.60	1.37	6.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	0.00	0.00	0.00 [3]	(0.02)
Net asset value, end of period	$35.54	$28.87	$25.07	$24.47	$23.10

Total Return, at Net Asset Value[4]	23.64%	15.16%	2.45%	5.94%	43.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$368,340	$206,019	$189,147	$196,001	$196,449
Average net assets (in thousands)	$267,686	$194,518	$210,320	$198,031	$163,758
Ratios to average net assets:[5]
Net investment income (loss)	0.29%	0.53%	0.12%	(0.04)%	0.18%
Total expenses[6]	1.93%	2.05%	2.04%	2.10%	2.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%	2.05%	2.04%	2.09%	2.10%
Portfolio turnover rate	12%	15%	19%	23%	13%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%
Year Ended November 30, 2010	2.10%
Year Ended November 30, 2009	2.21%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class I	Year Ended November 29, 2013 [1]	Period Ended November 30, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$30.37	$28.71
Income (loss) from investment operations:
Net investment income[3]	0.44	0.21
Net realized and unrealized gain	7.08	1.45
Total from investment operations	7.52	1.66
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	0.00
Net asset value, end of period	$37.41	$30.37

Total Return, at Net Asset Value[4]	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,870,890	$108,917
Average net assets (in thousands)	$961,530	$61,111
Ratios to average net assets:[5]
Net investment income	1.28%	1.10%
Total expenses[6]	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.74%
Portfolio turnover rate	12%	15%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$29.89	$25.98	$25.33	$23.89	$16.74
Income (loss) from investment operations:
Net investment income[2]	0.26	0.27	0.17	0.12	0.14
Net realized and unrealized gain	6.92	3.78	0.57	1.43	7.15
Total from investment operations	7.18	4.05	0.74	1.55	7.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.14)	(0.09)	(0.11)	(0.14)
Net asset value, end of period	$36.81	$29.89	$25.98	$25.33	$23.89

Total Return, at Net Asset Value[3]	24.23%	15.73%	2.90%	6.53%	43.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$272,619	$158,362	$113,905	$100,249	$81,079
Average net assets (in thousands)	$213,038	$137,418	$115,153	$92,184	$60,494
Ratios to average net assets:[4]
Net investment income	0.79%	0.97%	0.60%	0.48%	0.68%
Total expenses[5]	1.45%	1.70%	1.65%	1.73%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.57%	1.56%	1.58%	1.58%
Portfolio turnover rate	12%	15%	19%	23%	13%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%
Year Ended November 30, 2010	1.73%
Year Ended November 30, 2009	1.83%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class Y	Year Ended November 29, 2013 [1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$30.34	$26.38	$25.71	$24.20	$17.02
Income (loss) from investment operations:
Net investment income[2]	0.46	0.48	0.36	0.30	0.28
Net realized and unrealized gain	6.99	3.80	0.58	1.46	7.24
Total from investment operations	7.45	4.28	0.94	1.76	7.52
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.32)	(0.27)	(0.25)	(0.34)
Net asset value, end of period	$37.35	$30.34	$26.38	$25.71	$24.20

Total Return, at Net Asset Value[3]	24.91%	16.54%	3.63%	7.34%	45.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,691,921	$4,381,526	$2,996,792	$2,436,200	$1,645,882
Average net assets (in thousands)	$5,487,802	$3,865,270	$2,934,647	$2,042,580	$1,155,662
Ratios to average net assets:[4]
Net investment income	1.38%	1.72%	1.30%	1.22%	1.42%
Total expenses[5]	0.90%	0.87%	0.91%	0.81%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.87%	0.87%	0.81%	0.82%
Portfolio turnover rate	12%	15%	19%	23%	13%

1. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%
Year Ended November 30, 2010	0.81%
Year Ended November 30, 2009	0.84%

See accompanying Notes to Financial Statements.

27	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS November 29, 2013

1. Significant Accounting Policies

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment Company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are

28	OPPENHEIMER INTERNATIONAL GROWTH FUND

1. Significant Accounting Policies (Continued)

valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

29	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$115,865,367	$—	$127,736,960	$3,466,741,098

1. As of November 29, 2013, the Fund had $127,736,960 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$658,603
2016	11,117,617
2017	115,960,740

Total	$127,736,960

Of these losses, $1,155,247 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

2. During the fiscal year ended November 29, 2013, the Fund utilized $189,066,107 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended November 30, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for November 29, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$1,045,723	$1,045,723

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 was as follows:

	Year Ended November 30, 2013	Year Ended November 30, 2012
Distributions paid from:
Ordinary income	$97,041,624	$53,133,969

30	OPPENHEIMER INTERNATIONAL GROWTH FUND

1. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 29, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$ 9,644,077,446
Federal tax cost of other investments	2

Total federal tax cost	$ 9,644,077,448

Gross unrealized appreciation	$ 3,613,825,677
Gross unrealized depreciation	(147,084,579)

Net unrealized appreciation	$ 3,466,741,098

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended November 29, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$21,857
Payments Made to Retired Trustees	25,049
Accumulated Liability as of November 29, 2013	193,967

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.

31	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has

32	OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Securities Valuation (Continued)

delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

33	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset -backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

34	OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 29, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$496,848,530	$2,106,992,090	$—	$2,603,840,620
Consumer Staples	116,938,401	1,391,705,450	—	1,508,643,851
Energy	—	665,183,344	—	665,183,344
Financials	91,430,090	556,517,738	—	647,947,828
Health Care	—	1,216,190,807	10,619	1,216,201,426
Industrials	—	2,716,084,562	—	2,716,084,562
Information Technology	—	2,031,210,934	—	2,031,210,934
Materials	—	626,897,387	—	626,897,387
Telecommunication Services	—	563,879,284	—	563,879,284
Utilities	—	86,991,652	—	86,991,652
Rights, Warrants and Certificates	—	396,878	11,400	408,278
Investment Company	443,187,500	—	—	443,187,500

Total Assets	$1,148,404,521	$11,962,050,126	$22,019	$13,110,476,666

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

35	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(956,330,003)	$956,330,003
Consumer Staples	(761,849,470)	761,849,470
Energy	(325,365,450)	325,365,450
Financials	(247,140,385)	247,140,385
Health Care	(707,892,214)	707,892,214
Industrials	(1,213,685,826)	1,213,685,826
Information Technology	(658,600,193)	658,600,193
Materials	(326,218,839)	326,218,839
Telecommunication Services	(276,997,725)	276,997,725
Utilities	(45,566,716)	45,566,716
Total Assets	$(5,519,646,821)	$5,519,646,821

*Transferred from Level 1 to Level 2 due to the absence of a readily available unadjusted quoted market price.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 29, 2013		Year Ended November 30, 2012[1]
	Shares	Amount	Shares	Amount
Class A
Sold	51,768,724	$1,769,356,234	35,232,163	$999,199,949
Dividends and/or distributions reinvested	861,239	26,284,999	470,813	11,572,613
Redeemed	(26,901,188)	(915,043,796)	(20,153,864)	(559,578,814)

Net increase	25,728,775	$880,597,437	15,549,112	$451,193,748

Class B
Sold	126,198	$4,071,308	139,560	$3,683,302
Dividends and/or distributions reinvested	2,306	67,418	—	—
Redeemed	(387,003)	(12,291,778)	(569,657)	(15,141,048)

Net decrease	(258,499)	$(8,153,052)	(430,097)	$(11,457,746)

Class C
Sold	4,857,424	$159,499,481	1,422,635	$37,788,062
Dividends and/or distributions reinvested	25,887	754,864	—	—
Redeemed	(1,655,100)	(53,022,543)	(1,832,414)	(48,572,652)

Net increase (decrease)	3,228,211	$107,231,802	(409,779)	$(10,784,590)

36	OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended November 29, 2013		Year Ended November 30, 2012[1]
	Shares	Amount	Shares	Amount
Class I
Sold	50,523,796	$1,721,553,284	4,780,796	$130,819,993
Dividends and/or distributions reinvested	57,457	1,742,661	—	—
Redeemed	(4,152,101)	(148,465,228)	(1,193,937)	(36,028,697)
Net increase	46,429,152	$1,574,830,717	3,586,859	$94,791,296

Class N
Sold	3,967,959	$132,169,713	2,577,875	$70,901,918
Dividends and/or distributions reinvested	43,745	1,315,000	24,079	582,940
Redeemed	(1,903,249)	(63,589,838)	(1,687,795)	(46,961,100)
Net increase	2,108,455	$69,894,875	914,159	$24,523,758

Class Y
Sold	105,715,256	$3,565,424,574	64,929,124	$1,776,984,849
Dividends and/or distributions reinvested	2,005,215	60,838,229	1,560,639	38,095,210
Redeemed	(72,965,971)	(2,468,075,462)	(35,663,153)	(981,784,253)
Net increase	34,754,500	$1,158,187,341	30,826,610	$833,295,806

1. For the year ended November 30, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from March 29, 2012 (inception of offering) to November 30, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended November 29, 2013 were as follows:

	Purchases	Sales
Investment securities	$4,713,049,905	$1,175,285,789

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Over $10 billion	0.63

Fee Schedule Effective November 1, 2013
Up to $250 million	0.80%
Next $ 250 million	0.77
Next $ 500 million	0.75
Next $ 1 billion	0.69
Next $ 3 billion	0.67
Next $ 5 billion	0.65
Next $ 10 billion	0.63
Over $20 billion	0.61

37	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily

38	OPPENHEIMER INTERNATIONAL GROWTH FUND

5. Fees and Other Transactions with Affiliates (Continued)

net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$182,223
Class C	7,037,210
Class N	2,518,814

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
November 29, 2013	$815,768	$-	$49,923	$20,501	$659

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended November 29, 2013, the Manager waived fees and/or reimbursed the Fund $388,265 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended November 29, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$384,627
Class B	17,930
Class N	21,267

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

39	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Restricted Securities

As of November 29, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

40	OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

41	OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 29, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 29, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 29, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
January 23, 2014

42	OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended November 29, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.15% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 29, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $216,555,096 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended November 29, 2013, the maximum amount allowable but not less than $239,663 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $14,936,421 of foreign income taxes were paid by the Fund during the fiscal year ended November 29, 2013. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $142,383,910 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43	OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

44	OPPENHEIMER INTERNATIONAL GROWTH FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail foreign large growth funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load foreign large growth funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 1, 2013, includes an additional breakpoint at 0.61% for assets in excess of $20 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

45	OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited/Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46	OPPENHEIMER INTERNATIONAL GROWTH FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer International Growth Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 3012 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	170,373,993	1,901,582
David K. Downes	170,303,432	1,972,143
Matthew P. Fink	170,350,955	1,924,620
Edmund Giambastiani, Jr.	169,311,027	2,964,547
Phillip A. Griffiths	170,342,801	1,932,774
Mary F. Miller	170,376,003	1,899,572
Joel W. Motley	170,339,796	1,935,779
Joanne Pace	170,395,022	1,880,553
Mary Ann Tynan	170,384,659	1,890,914
Joseph M. Wikler	170,357,185	1,918,389
Peter I. Wold	170,331,082	1,944,493
William F. Glavin, Jr.	170,319,420	1,956,155

On August 2, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including certain of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
127,118,807	1,673,083	6,860,901

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
127,279,278	1,539,755	6,833,755

2c-1: Proposal to remove the fundamental policy relating to diversification of investments
For	Against	Abstain
126,944,206	1,804,134	6,903,435

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
126,969,887	1,790,550	6,892,353

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
127,106,055	1,646,378	6,900,357

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
127,140,952	1,614,610	6,897,234

47	OPPENHEIMER INTERNATIONAL GROWTH FUND

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
126,979,587	1,808,305	6,864,900

2s: Proposal to approve a change in the Fund’s investment objective
For	Against	Abstain
125,915,398	2,819,463	6,917,935

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
128,408,412	2,257,889	4,986,493

On November 8, 2013, following an adjournment from a shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013, August 12, 2013, September 27, 2013 and October 25, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2r) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For	Against	Abstain
112,905,183	30,559,671	5,526,928

48	OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

49	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

50	OPPENHEIMER INTERNATIONAL GROWTH FUND

David K. Downes, Continued	Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior

51	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Continued	Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital

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Joanne Pace, Continued	Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued

Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1996) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub- Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation

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Arthur S. Gabinet, Continued	(January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

56	OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57	OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0825.001.1113 January 24, 2014

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,800 in fiscal 2013 and $30,200 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $697,965 in fiscal 2013 and $321,206 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,520 in fiscal 2013 and $6,180 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $386,424 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,286,105 in fiscal 2013 and $713,810 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/29/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) Exhibit	attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	1/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/13/2014